Exhibit 99.1

Waterstone Financial, Inc. Announces Results of Operations for the Quarter and Six Months Ended June 30, 2022.

WAUWATOSA, WI – 7/21/2022 – Waterstone Financial, Inc. (NASDAQ: WSBF), holding company for WaterStone Bank, reported net income of $8.0 million, or $0.36 per diluted share for the quarter ended June 30, 2022 compared to $17.9 million, or $0.74 per diluted share for the quarter ended June 30, 2021. Net income per diluted share was $0.58 for the six months ended June 30, 2022 compared to net income per diluted share of $1.64 for the six months ended June 30, 2021.

"The community banking segment achieved strong loan growth, specifically in the commercial real estate market” said Douglas Gordon, Chief Executive Officer of Waterstone Financial, Inc. “We were able to reduce our borrowings and fund our loan growth through the deposits that we have raised over the past few years. The mortgage banking segment continues to focus on efficiencies to remain profitable, as origination volumes decreased in response to higher interest rates. Additionally, we were able to continue returning strong shareholder value through our largest quarterly stock buyback since 2015.”

Highlights of the Quarter Ended June 30, 2022

Waterstone Financial, Inc. (Consolidated)

●	Consolidated net income of Waterstone Financial, Inc. totaled $8.0 million for the quarter ended June 30, 2022, compared to $17.9 million for the quarter ended June 30, 2021.
●	Consolidated return on average assets was 1.61% for the quarter ended June 30, 2022 compared to 3.25% for the quarter ended June 30, 2021.
●	Consolidated return on average equity was 7.93% for the quarter ended June 30, 2022 and 16.49% for the quarter ended June 30, 2021.
●	Dividends declared during the quarter ended June 30, 2022 totaled $0.20 per common share.
●	We repurchased approximately 1.4 million shares at a cost of $24.2 million, or $17.07 per share, during the quarter ended June 30, 2022.
●	Nonperforming assets as percentage of total assets was 0.39% at June 30, 2022, 0.34% at March 31, 2022, and 0.20% at June 30, 2021.
●	Past due loans as percentage of total loans was 0.60% at June 30, 2022, 0.59% at March 31, 2022, and 0.53% at June 30, 2021.

Community Banking Segment

●	Pre-tax income totaled $8.0 million for the quarter ended June 30, 2022, which represents a $1.7 million, or 17.7%, decrease compared to $9.7 million for the quarter ended June 30, 2021.
●	Net interest income totaled $13.7 million for the quarter ended June 30, 2022, which represents a $807,000, or 5.6%, decrease compared to $14.5 million for the quarter ended June 30, 2021.
●	Average loans held for investment totaled $1.25 billion during the quarter ended June 30, 2022, which represents a decrease of $72.1 million, or 5.5%, compared to $1.32 billion for the quarter ended June 30, 2021. Average loans held for investment increased $42.5 million compared to $1.20 billion for the quarter ended March 31, 2021.
●	Net interest margin increased 24 basis points to 3.02% for the quarter ended June 30, 2022 compared to 2.78% for the quarter ended June 30, 2021, which was a result of a decrease in the average balance of cash, as funds were utilized to purchase investment securities and pay down borrowings. In addition, yields increased on loans receivable, loans held for sale, mortgage related securities, debt securities, federal funds sold and short term investments category. Net interest margin increased 64 basis points compared to 2.38% for the quarter ended March 31, 2022, driven by an increase in average loan balance, weighted average yield on loans, and weighted average yield on average debt securities, federal funds sold and short term investments. In addition, excess cash was utilized to pay down borrowings.

●	The segment had a negative provision for credit losses of $41,000 for the quarter ended June 30, 2022 compared to a negative provision for loan losses of $750,000 for the quarter ended June 30, 2021.
●	Net recoveries totaled $107,000 for the quarter ended June 30, 2022, as one significant loan recovery payment was received during the quarter, compared to net charge-offs of $378,000 for the quarter ended June 30, 2021. With the adoption of CECL, estimated recoveries may be accounted for within the calculation and do not impact the provision for credit losses line item when cash is received.
●	The efficiency ratio was 48.43% for the quarter ended June 30, 2022, compared to 44.79% for the quarter ended June 30, 2021.
●	Average deposits (excluding escrow accounts) totaled $1.21 billion during the quarter ended June 30, 2022, an increase of $1.2 million, or 0.1%, compared to $1.21 billion during the quarter ended June 30, 2021. Average deposits decreased $22.9 million, or 7.5% annualized compared to the $1.23 billion for the quarter ended March 31, 2022.

Mortgage Banking Segment

●	Pre-tax income totaled $2.3 million for the quarter ended June 30, 2022, compared to $14.2 million for the quarter ended June 30, 2021.
●	Loan originations decreased $286.4 million, or 26.9%, to $778.8 million during the quarter ended June 30, 2022, compared to $1.07 billion during the quarter ended June 30, 2021. Origination volume relative to purchase activity accounted for 90.4% of originations for the quarter ended June 30, 2022 compared to 75.4% of total originations for the quarter ended June 30, 2021.
●	Mortgage banking non-interest income decreased $20.4 million, or 40.4%, to $30.1 million for the quarter ended June 30, 2022, compared to $50.6 million for the quarter ended June 30, 2021.
●	Gross margin on loans sold decreased to 3.76% for the quarter ended June 30, 2022, compared to 4.81% for the quarter ended June 30, 2021.
●	Total compensation, payroll taxes and other employee benefits decreased $7.9 million, or 26.9%, to $21.3 million during the quarter ended June 30, 2022 compared to $29.2 million during the quarter ended June 30, 2021. The decrease primarily related to decreased commission expense and branch manager compensation driven by decreased loan origination volume and branch profitability as gross margins decreased.
●	Other noninterest expense increased $55,000 to $2.7 million during the quarter ended June 30, 2022 compared to $2.7 million during the quarter ended June 30, 2021. The increase related to an increase in provision of loan sale losses offset by a decrease in mortgage servicing rights amortization expense.
●	During the quarter ended June 30, 2022, the segment opened five new branches. Direct start up expenses related to these branches totaled approximately $510,000 for the quarter ended June 30, 2022.

About Waterstone Financial, Inc.

Waterstone Financial, Inc. is the savings and loan holding company for WaterStone Bank. WaterStone Bank was established in 1921 and offers a full suite of personal and business banking products. The Bank has branches in Wauwatosa/State St, Brookfield, Fox Point/North Shore, Franklin/Hales Corners, Germantown/Menomonee Falls, Greenfield/Loomis Rd, Milwaukee/Oklahoma Ave, Oak Creek/27th St, Oak Creek/Howell Ave, Oconomowoc/Lake Country, Pewaukee, Waukesha, West Allis/Greenfield Ave, and West Allis/National Ave, Wisconsin. WaterStone Bank is the parent company to Waterstone Mortgage, which has the ability to lend in 48 states. For more information about WaterStone Bank, go to http://www.wsbonline.com.

Forward-Looking Statements

This press release contains statements or information that may constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements include, without limitation, statements regarding expected financial and operating activities and results that are preceded by, followed by, or that include words such as “may,” “expects,” “anticipates,” “estimates” or “believes.”  Any such statements are based upon current expectations that involve a number of risks and uncertainties and are subject to important factors that could cause actual results to differ materially from those anticipated by the forward-looking statements.  Factors that might cause such a difference include changes in interest rates; demand for products and services; the degree of competition by traditional and nontraditional competitors; changes in banking regulation or actions by bank regulators; changes in tax laws; the impact of technological advances; governmental and regulatory policy changes; the outcomes of contingencies; trends in customer behavior as well as their ability to repay loans; changes in local real estate values; changes in the national and local economies, including significant disruption to financial market and other economic activity caused by the outbreak of COVID-19; and other factors, including risk factors referenced in Item 1A. Risk Factors in Waterstone’s most recent Annual Report on Form 10-K and as may be described from time to time in Waterstone’s subsequent SEC filings, which factors are incorporated herein by reference.  Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect only Waterstone’s belief as of the date of this press release.

WATERSTONE FINANCIAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	For The Three Months Ended June 30,		For The Six Months Ended June 30,
	2022	2021	2022	2021
	(In Thousands, except per share amounts)		(In Thousands, except per share amounts)
Interest income:
Loans	$14,546	$16,480	$28,046	$33,083
Mortgage-related securities	821	486	1,423	977
Debt securities, federal funds sold and short-term investments	1,049	858	1,977	1,733
Total interest income	16,416	17,824	31,446	35,793
Interest expense:
Deposits	751	1,078	1,530	2,595
Borrowings	1,584	2,469	3,971	4,969
Total interest expense	2,335	3,547	5,501	7,564
Net interest income	14,081	14,277	25,945	28,229
Provision (credit) for credit losses (1)	48	(750)	(28)	(1,820)
Net interest income after provision (credit) for credit losses	14,033	15,027	25,973	30,049
Noninterest income:
Service charges on loans and deposits	666	657	1,176	1,347
Increase in cash surrender value of life insurance	724	684	1,040	985
Mortgage banking income	29,410	49,649	57,685	104,040
Other	438	1,054	1,155	1,871
Total noninterest income	31,238	52,044	61,056	108,243
Noninterest expenses:
Compensation, payroll taxes, and other employee benefits	25,793	33,926	51,328	68,049
Occupancy, office furniture, and equipment	2,056	2,293	4,244	4,858
Advertising	962	911	1,867	1,735
Data processing	1,144	914	2,346	1,885
Communications	258	326	598	657
Professional fees	349	569	810	254
Real estate owned	-	-	5	(12)
Loan processing expense	1,134	1,200	2,565	2,535
Other	3,354	3,158	6,221	6,336
Total noninterest expenses	35,050	43,297	69,984	86,297
Income before income taxes	10,221	23,774	17,045	51,995
Income tax expense	2,231	5,880	3,763	12,757
Net income	$7,990	$17,894	$13,282	$39,238
Income per share:
Basic	$0.36	$0.75	$0.59	$1.65
Diluted	$0.36	$0.74	$0.58	$1.64
Weighted average shares outstanding:
Basic	22,126	23,848	22,626	23,792
Diluted	22,229	24,029	22,768	23,996

(1) The Company adopted ASU 2016-13 as of January 1, 2022.  The 2021 amount presented is calculated under the prior accounting standard.

WATERSTONE FINANCIAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

	June 30,	December 31,
	2022	2021
	(Unaudited)
Assets	(In Thousands, except per share amounts)
Cash	$87,393	$343,016
Federal funds sold	15,093	13,981
Interest-earning deposits in other financial institutions and other short term investments	19,707	19,725
Cash and cash equivalents	122,193	376,722
Securities available for sale (at fair value)	200,545	179,016
Loans held for sale (at fair value)	206,702	312,738
Loans receivable	1,276,560	1,205,785
Less: Allowance for credit losses (1)	17,271	15,778
Loans receivable, net	1,259,289	1,190,007

Office properties and equipment, net	21,781	22,273
Federal Home Loan Bank stock (at cost)	16,301	24,438
Cash surrender value of life insurance	65,745	65,368
Real estate owned, net	148	148
Prepaid expenses and other assets	48,393	45,148
Total assets	$1,941,097	$2,215,858

Liabilities and Shareholders' Equity
Liabilities:
Demand deposits	$230,003	$214,409
Money market and savings deposits	395,229	392,314
Time deposits	587,998	626,663
Total deposits	1,213,230	1,233,386

Borrowings	281,100	477,127
Advance payments by borrowers for taxes	17,302	4,094
Other liabilities	43,085	68,478
Total liabilities	1,554,717	1,783,085

Shareholders' equity:
Preferred stock	-	-
Common stock	227	248
Additional paid-in capital	137,547	174,505
Retained earnings	276,444	273,398
Unearned ESOP shares	(13,650)	(14,243)
Accumulated other comprehensive loss, net of taxes	(14,188)	(1,135)
Total shareholders' equity	386,380	432,773
Total liabilities and shareholders' equity	$1,941,097	$2,215,858

Share Information
Shares outstanding	22,734	24,795
Book value per share	$17.00	$17.45

(1) The Company adopted ASU 2016-13 as of January 1, 2022.  The 2021 amount presented is calculated under the prior accounting standard.

WATERSTONE FINANCIAL, INC. AND SUBSIDIARIES

SUMMARY OF KEY QUARTERLY FINANCIAL DATA

(Unaudited)

	At or For the Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2022	2022	2021	2021	2021
	(Dollars in Thousands, except per share amounts)
Condensed Results of Operations:
Net interest income	$14,081	$11,864	$13,172	$14,114	$14,277
Provision credit for credit losses (1)	48	(76)	(1,470)	(700)	(750)
Total noninterest income	31,238	29,818	42,016	52,936	52,044
Total noninterest expense	35,050	34,935	40,974	43,323	43,297
Income before income taxes	10,221	6,823	15,684	24,427	23,774
Income tax expense	2,231	1,532	3,131	5,427	5,880
Net income	$7,990	$5,291	$12,553	$19,000	$17,894
Income per share – basic	$0.36	$0.23	$0.53	$0.80	$0.75
Income per share – diluted	$0.36	$0.23	$0.53	$0.79	$0.74
Dividends declared per share	$0.20	$0.20	$0.70	$0.20	$0.70

Performance Ratios (annualized):
Return on average assets - QTD	1.61%	1.00%	2.22%	3.38%	3.25%
Return on average equity - QTD	7.93%	5.00%	11.14%	17.25%	16.49%
Net interest margin - QTD	3.02%	2.38%	2.47%	2.68%	2.78%

Return on average assets - YTD	1.30%	1.00%	3.20%	3.54%	3.62%
Return on average equity - YTD	6.42%	5.00%	16.38%	18.08%	18.49%
Net interest margin - YTD	2.69%	2.38%	2.68%	2.75%	2.79%

Asset Quality Ratios:
Past due loans to total loans	0.60%	0.53%	0.59%	0.92%	0.53%
Nonaccrual loans to total loans	0.59%	0.55%	0.46%	0.32%	0.34%
Nonperforming assets to total assets	0.39%	0.34%	0.26%	0.18%	0.20%
Allowance for loan losses to loans receivable	1.35%	1.40%	1.31%	1.37%	1.34%

(1) The Company adopted ASU 2016-13 as of January 1, 2022.  The 2021 amounts presented are calculated under the prior accounting standard.

WATERSTONE FINANCIAL, INC. AND SUBSIDIARIES

SUMMARY OF QUARTERLY AVERAGE BALANCES AND YIELD/COSTS

(Unaudited)

	At or For the Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2022	2022	2021	2021	2021
Average balances	(Dollars in Thousands)
Interest-earning assets
Loans receivable and held for sale	$1,433,452	$1,361,839	$1,517,984	$1,573,194	$1,655,078
Mortgage related securities	168,000	138,863	119,709	108,743	100,056
Debt securities, federal funds sold and short term investments	269,823	519,116	475,574	409,559	308,105
Total interest-earning assets	1,871,275	2,019,818	2,113,267	2,091,496	2,063,239
Noninterest-earning assets	117,248	128,813	131,703	137,454	143,375
Total assets	$1,988,523	$2,148,631	$2,244,970	$2,228,950	$2,206,614

Interest-bearing liabilities
Demand accounts	$70,674	$69,736	$70,762	$68,478	$63,610
Money market, savings, and escrow accounts	412,321	404,413	398,210	391,599	350,270
Certificates of deposit	584,244	610,681	643,546	663,343	690,196
Total interest-bearing deposits	1,067,239	1,084,830	1,112,518	1,123,420	1,104,076
Borrowings	326,068	440,252	481,971	475,000	480,054
Total interest-bearing liabilities	1,393,307	1,525,082	1,594,489	1,598,420	1,584,130
Noninterest-bearing demand deposits	154,070	152,900	153,303	153,436	141,648
Noninterest-bearing liabilities	36,962	41,232	49,982	40,148	45,658
Total liabilities	1,584,339	1,719,214	1,797,774	1,792,004	1,771,436
Equity	404,184	429,417	447,196	436,946	435,178
Total liabilities and equity	$1,988,523	$2,148,631	$2,244,970	$2,228,950	$2,206,614

Average Yield/Costs (annualized)
Loans receivable and held for sale	4.07%	4.02%	3.96%	4.07%	3.99%
Mortgage related securities	1.96%	1.76%	1.68%	1.72%	1.95%
Debt securities, federal funds sold and short term investments	1.56%	0.72%	0.77%	0.88%	1.12%
Total interest-earning assets	3.52%	3.02%	3.11%	3.32%	3.47%

Demand accounts	0.09%	0.08%	0.08%	0.08%	0.08%
Money market and savings accounts	0.19%	0.21%	0.22%	0.24%	0.23%
Certificates of deposit	0.37%	0.37%	0.40%	0.42%	0.50%
Total interest-bearing deposits	0.28%	0.29%	0.31%	0.33%	0.39%
Borrowings	1.95%	2.20%	2.09%	2.04%	2.06%
Total interest-bearing liabilities	0.67%	0.84%	0.85%	0.84%	0.90%

COMMUNITY BANKING SEGMENT

SUMMARY OF KEY QUARTERLY FINANCIAL DATA

(Unaudited)

	At or For the Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2022	2022	2021	2021	2021
	(Dollars in Thousands)
Condensed Results of Operations:
Net interest income	$13,710	$11,652	$13,197	$14,090	$14,517
Provision (credit) for credit losses (1)	(41)	(140)	(1,500)	(750)	(750)
Total noninterest income	1,640	1,432	1,459	1,726	1,630
Noninterest expenses:
Compensation, payroll taxes, and other employee benefits	4,596	5,212	5,085	5,360	4,874
Occupancy, office furniture and equipment	876	937	960	909	887
Advertising	244	227	278	233	260
Data processing	531	608	531	531	466
Communications	63	94	100	122	86
Professional fees	118	114	151	130	198
Real estate owned	-	5	14	1	-
Loan processing expense	-	-	-	-	-
Other	1,006	600	651	422	461
Total noninterest expense	7,434	7,797	7,770	7,708	7,232
Income before income taxes	7,957	5,427	8,386	8,858	9,665
Income tax expense	1,658	1,167	1,690	2,092	2,128
Net income	$6,299	$4,260	$6,696	$6,766	$7,537

Efficiency ratio - QTD	48.43%	59.59%	53.02%	48.74%	44.79%
Efficiency ratio - YTD	53.57%	59.59%	48.58%	47.21%	46.44%

(1) The Company adopted ASU 2016-13 as of January 1, 2022.  The 2021 amounts presented are calculated under the prior accounting standard.

MORTGAGE BANKING SEGMENT

SUMMARY OF KEY QUARTERLY FINANCIAL DATA

(Unaudited)

	At or For the Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2022	2022	2021	2021	2021
	(Dollars in Thousands)
Condensed Results of Operations:
Net interest income	$370	$183	$(49)	$(2)	$(251)
Provision for credit losses (2)	89	64	30	50	-
Total noninterest income	30,126	28,604	40,692	51,290	50,556
Noninterest expenses:
Compensation, payroll taxes, and other employee benefits	21,311	20,438	27,866	28,981	29,170
Occupancy, office furniture and equipment	1,180	1,251	1,306	1,579	1,406
Advertising	718	678	680	602	651
Data processing	613	588	542	450	443
Communications	195	246	221	209	240
Professional fees	222	338	306	421	361
Real estate owned	-	-	-	-	-
Loan processing expense	1,134	1,431	940	1,135	1,200
Other	2,733	2,309	1,445	2,270	2,678
Total noninterest expense	28,106	27,279	33,306	35,647	36,149
Income (loss) before income taxes	2,301	1,444	7,307	15,591	14,156
Income tax expense (benefit)	578	377	1,443	3,341	3,761
Net income (loss)	$1,723	$1,067	$5,864	$12,250	$10,395

Efficiency ratio - QTD	92.16%	94.76%	81.95%	69.50%	71.86%
Efficiency ratio - YTD	93.42%	94.76%	71.44%	68.71%	68.32%

Loan originations	$778,760	$708,463	$993,113	$1,055,500	$1,065,161
Purchase	90.4%	77.3%	73.8%	73.8%	75.4%
Refinance	9.6%	22.7%	26.2%	26.2%	24.6%
Gross margin on loans sold (1)	3.76%	4.00%	4.18%	4.54%	4.81%

(1) Gross margin on loans sold equals mortgage banking income (excluding the change in interest rate lock value) divided by total loan originations

(2) The Company adopted ASU 2016-13 as of January 1, 2022.  The 2021 amounts presented are calculated under the prior accounting standard.